UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVSF	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2026, DevvStream Corp. (the “Company”) entered into a First Amendment to Securities Purchase Agreement (the “Amendment”) with EEME Energy SPV I LLC (“EEME”) and Southern Energy Renewables, Inc. (“Southern”). The Amendment amends the Securities Purchase Agreement dated June 30, 2026 (the “Original SPA”). Under the Original SPA, EEME agreed to purchase from the Company $1,000,000 of the Company’s common shares (the “Common Shares”) at a purchase price of $0.28683 per share, which represented 90% of the 15-day VWAP and a 10% discount, resulting in the issuance of 3,486,386 Common Shares to EEME. EEME has paid only $161,000 to date. Under the Amendment, in exchange for the $161,000 previously funded, EEME shall retain 561,308 Common Shares at the original purchase price of $0.28683 per share, and the remaining 2,925,078 Common Shares shall be cancelled.

The Amendment further provides that EEME shall pay the Company an additional $200,000 by September 29, 2026, by wire transfer of immediately available funds, and, promptly, upon the Company’s receipt of such payment, the Company shall issue to EEME 1,120,448 Common Shares at a purchase price of $0.1785 per share, which represents 85% of the 15-day VWAP.

Pursuant to the terms of the Original SPA, EEME agreed to advance $5,000,000 to the Company and, promptly after receiving such funds, the Company agreed to advance such funds to Southern. Of such $5,000,000, EEME has funded $1.64 million to the Company, which the Company advanced to Southern. The Amendment terminates all further funding obligations, including any additional advance amounts, pursuant to the Original SPA.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, dated as of September 21, 2026, by and among DevvStream Corp., EEME Energy SPV I LLC and Southern Energy Renewables, Inc.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2026
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer